AT&T Universal Funding Corporation          AT&T Universal Card  Master Trust   Monthly Report      31-Jul-97
Credit Card Asset Backed Securities         Series 1995-1                       Distribution Date   18-Aug-97
------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                      Class A            Class B         CIA Investor        Investor
----------------------                                                                             Interest

Beginning Principal  Receivables Balance
Special Funding Account Balance
Beginning Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount      870,000,000.00     60,000,000.00     70,000,000.00  1,000,000,000.00
Floating Allocation Percentage                87.0000000%        6.0000000%        7.0000000%       80.0993409%
Principal Allocation Percentage               87.0000000%        6.0000000%        7.0000000%       80.0993409%
Finance Charge Collections                  12,584,322.22        867,884.29      1,012,531.67     14,464,738.19
Total Yield
Trust Portfolio Yield
Principal Collections                      154,197,548.48     10,634,313.69     12,406,699.30    177,238,561.47
Discount Percentage
Discount Option Receivable Collections               0.00              0.00              0.00              0.00
Monthly Payment Rate
Defaults                                     4,174,434.35        287,892.02        335,874.03      4,798,200.40
Monthly Default Rate
Net Monthly Default Rate
Recoveries                                     498,874.03         34,405.11         40,139.29        573,418.42
Adjustments
New Receivables
Ending Principal Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                  0.00              0.00
Charged-Off Principal                                0.00              0.00              0.00
Reimbursed Principal                                 0.00              0.00              0.00
Ending Invested/Transferor Amounts         870,000,000.00     60,000,000.00     70,000,000.00  1,000,000,000.00
------------------------------------------------------------------------------------------------------------------
Group I Information                      Series 1995-1      Series 1995-3     Series 1996-1     Series 1996-2
-------------------
Invested Amount                          1,000,000,000.00    750,000,000.00  1,000,000,000.00  1,000,000,000.00
Average Rate                                     5.90553%          5.95260%          5.89635%          5.84910%
Investor Finance Charge Collections         15,038,156.61     11,278,617.46     15,038,156.61     15,038,156.61
Investor Principal Collections             177,238,561.47    132,928,921.10    177,238,561.47    177,238,561.47
Investor Default Amount Due                  4,798,200.40      3,598,650.30      4,798,200.40      4,798,200.40
Investor Monthly Interest Due                5,249,359.64      3,967,203.96      5,239,605.32      5,197,426.31
Investor Monthly Fees Due                    1,666,666.67      1,250,000.00      1,666,666.67      1,666,666.67
Investor Additional Amounts Due                      0.00              0.00              0.00              0.00
------------------------------------------------------------------------------------------------------------------
Monthly Funding Requirements                Class A            Class B         CIA Investor         Total
----------------------------
Investor Coupon                                  5.89250%          6.01250%          5.97578%
Investor Monthly Interest Due                4,556,866.67        320,666.67        371,826.31      5,249,359.64
Investor Outstanding Interest Due                    0.00              0.00              0.00              0.00
Investor Additional Interest Due                     0.00              0.00              0.00              0.00
                                                     ----              ----              ----              ----
Investor Total Interest Due                  4,556,866.67        320,666.67        371,826.31      5,249,359.64
Investor  Default Amount Due                 4,174,434.35        287,892.02        335,874.03      4,798,200.40
Investor Monthly Fees Due                    1,450,000.00        100,000.00        116,666.67      1,666,666.67
Investor Additional Amounts Due                      0.00              0.00              0.00              0.00
                                                     ----              ----              ----              ----
Total Due                                   10,181,301.02        708,558.69        824,367.01     11,714,226.71
------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections                                                   15,039,382.79
Interest/Principal/Spread Investment Proceeds                                                         20,057.59
Series Adjusted Portfolio Yield                                                                          12.31%
Base Rate                                                                                                 8.30%
------------------------------------------------------------------------------------------------------------------

AT&T Universal Funding Corporation
Credit Card Asset Backed Securities
--------------------------------------------------------------------------------------------------------
Monthly Trust Activity                      Transferor             Series                 Trust
----------------------                       Interest           Allocations               Totals
                                                                                        9,363,372,926.85
Beginning Principal  Receivables Balance                                                            0.00
Special Funding Account Balance                                                         9,363,372,926.85
Beginning Total Principal Balance

Series Allocation Percentage                                              13.33%
Beginning Invested /Transferor Amount       248,449,723.58      1,248,449,723.58
Floating Allocation Percentage                 19.9006591%          100.0000000%
Principal Allocation Percentage                19.9006591%          100.0000000%
Finance Charge Collections                    3,593,760.20         18,058,498.39          135,438,737.95
Total Yield                                                                                       17.36%
Trust Portfolio Yield                                                                             12.29%
Principal Collections                        44,034,871.61        221,273,433.08        1,659,550,748.09
Discount Percentage                                                                                0.00%
Discount Option Receivable Collections                0.00                  0.00                    0.00
Monthly Payment Rate                                                                              17.72%
Defaults                                      1,192,111.56          5,990,311.97           44,927,339.75
Monthly Default Rate                                                                               5.76%
Net Monthly Default Rate                                                                           5.07%
Recoveries                                      142,465.65            715,884.07            5,369,130.56
Adjustments                                                                               (30,953,491.26)
New Receivables                                                                         1,652,528,404.06
Ending Principal Receivables Balance                                                    9,342,376,734.31
Minimum Series Required Balance                                                         1,070,000,000.00
Special Funding Account Balance                                                                     0.00
Ending Total Principal Balance                                                          9,342,376,734.31

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts          245,650,231.24      1,245,650,231.24        9,342,376,734.31
--------------------------------------------------------------------------------------------------------
Group I Information                       Series 1996-3        Series 1997-1           Group Total
-------------------
Invested Amount                           1,000,000,000.00      1,000,000,000.00        5,750,000,000.00
Average Rate                                      5.91087%              5.93333%                5.90602%
Investor Finance Charge Collections          15,038,156.61         15,038,156.61           86,469,400.53
Investor Principal Collections              177,238,561.47        177,238,561.47        1,019,121,728.47
Investor Default Amount Due                   4,798,200.40          4,798,200.40           27,589,652.32
Investor Monthly Interest Due                 5,252,101.43          5,271,070.76           30,176,767.42
Investor Monthly Fees Due                     1,666,666.67          1,666,666.67            9,583,333.33
Investor Additional Amounts Due                       0.00                   0.00                   0.00
--------------------------------------------------------------------------------------------------------
Monthly Funding Requirements
----------------------------
Investor Coupon
Investor Monthly Interest Due
Investor Outstanding Interest Due
Investor Additional Interest Due
Investor Total Interest Due
Investor  Default Amount Due
Investor Monthly Fees Due
Investor Additional Amounts Due
Total Due
--------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections
Interest/Principal/Spread Investment Proceeds
Series Adjusted Portfolio Yield
Base Rate
--------------------------------------------------------------------------------------------------------

Application of Collections                  Class A            Class B         CIA Investor         Total
--------------------------
Available Funds                             13,104,320.62        902,362.97      1,052,756.80     15,059,440.38
Monthly Interest Paid                        4,556,866.67        320,666.67              0.00      4,877,533.33
Investor Default Amount Paid                 4,174,434.35              0.00              0.00      4,174,434.35
Excess Spread                                4,373,019.60        581,696.30      1,052,756.80      6,007,472.70
----------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                           0.00              0.00                                0.00
Investor Default Amount Shortfall                    0.00        287,892.02                          287,892.02
Required Amount                                      0.00        287,892.02                          287,892.02
----------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                0.00              0.00        371,826.31        371,826.31
Investor Default Paid                                0.00        287,892.02        335,874.03        623,766.05
Investor Additional Amounts Paid                     0.00              0.00              0.00              0.00
Servicing Fee Paid                                                                                 1,666,666.67
Excess Finance Charge Collections                                                                  3,345,213.67
----------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                  0.00              0.00              0.00
Monthly Interest Paid                                0.00              0.00
Investor Default Paid                                0.00              0.00                                0.00
----------------------------------------------------------------------------------------------------------------
Outstanding Monthly Interest                         0.00              0.00              0.00
Principal Charge-Offs                                0.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------
Principal Funding
-----------------
Controlled Accumulation Amount                                                                             0.00
Principal Funding Account Deposit                                                                          0.00
Principal Funding Account Balance                                                                          0.00
----------------------------------------------------------------------------------------------------------------
Certificates                                Class A            Class B         CIA Investor         Total
------------
Beginning Certificates Balance             870,000,000.00     60,000,000.00     70,000,000.00  1,000,000,000.00
Interest Distribution                       12,958,589.59        911,895.84        371,826.31     14,242,311.73
Principal Distribution                               0.00              0.00              0.00              0.00
Total Distribution                          12,958,589.59        911,895.84        371,826.31     14,242,311.73
Ending Certificate Balance                 870,000,000.00     60,000,000.00     70,000,000.00  1,000,000,000.00
Pool Factor                                   100.000000%       100.000000%       100.000000%
Total Distribution Per 1,000 Certificate          14.8949           15.1983            5.3118
Interest Distribution Per 1,000 Certifcat         14.8949           15.1983            5.3118
Principal Distribution Per 1,000 Certificat        0.0000            0.0000            0.0000

1st   Collection Account Deposit             4,129,660.42        290,604.17                        4,420,264.59
2nd Collection Accounts Deposit              4,272,062.50        300,625.00                        4,572,687.50
3rd Collection Accounts Deposit              4,556,866.67        320,666.67                        4,877,533.33
Quarterly Interest Distribution             12,958,589.59        911,895.84                       13,870,485.42



Delinquencies                         1-30              31-60           61-90           91-120           121+             Total
-------------                         ----              -----           -----           ------           ----             -----
Number of Accounts                        184,111            35,181        18,470        13,026          17,100           267,888
Balance of Accounts                   418,544,492        92,769,944    57,181,397    43,787,315      61,455,780    673,738,928.20

31+Days Delinquency Rate                                    2.7255%

Change in Account Owner Retained Interest                  -0.0134%             0.00 CIA Investor Interest Reduced Margin

Prior Month Account Owner Retained Interest Factor          0.2931%
Current Month Account Owner Retained Interest Factor        0.2797%

                               MONTHLY STATEMENT

                        AT&T UNIVERSAL CARD MASTER TRUST
                                 SERIES 1995-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-1 Supplement dated as of 08/01/95 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-1 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 08/18/97 with respect to the performance of the Trust during the month of 07/01/97 to 07/31/97 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

     (1)       The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                      $14.89493056
                                                                       ------------

     (2)       The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                      $14.89493056
                                                                       ------------

     (3)       The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                             $0.00
                                                                              -----

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
     (1)       The amount of Class A Investor
     Charge Offs                                                              $0.00
                                                                              -----
     (2)       The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate
     principal amount                                                         $0.00
                                                                              -----
     (3)       The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                                     $0.00
                                                                              -----
     (4)       The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                             $0.00
                                                                              -----
     (5)       The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                        $0.00
                                                                              -----

 C)  Information regarding distributions in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
     (1)       The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                        0.00000000
                                                                         ----------
     (2)       The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                       15.19826394
                                                                        -----------
     (3)       The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                             $0.00
                                                                              -----
 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount
     (1)       The amount of reductions in Class
     B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount                                                  $0.00
                                                                              -----

     (2)       The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal amount                                    $0.00
                                                                              -----
     (3)       The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                                  $0.00
                                                                              -----
     (4)       The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                             $0.00
                                                                              -----
     (5)       The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class
     B Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                        $0.00
                                                                              -----

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
     (1)       The amount distributed to the
     Collateral Interest Holder in respect
     of interest on the Collateral Invested
     Amount                                                             $371,826.31
                                                                        -----------
     (2)       The amount distributed to the
     Collateral Interest Holder in respect
     of principal on the Collateral
     Invested Amount                                                          $0.00
                                                                              -----
 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Collateral Invested Amount
     (1)       The amount of reductions in the
     Collateral Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                                   $0.00
                                                                              -----
     (2)       The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                               $0.00
                                                                              -----

               AT&T UNIVERSAL CARD SERVICES CORP.,
                  Servicer

               By __/s/ Tom Donahue
                    Name:   Tom Donahue
                    Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:                     $9,363,372,926.85
                                                                  -----------------
Beginning of the Month Finance Charge Receivables:                   $92,144,700.98
                                                                     --------------
Beginning of the Month Discounted Receivables:                                $0.00
                                                                              -----
Beginning of the Month Premium Receivables:                                   $0.00
                                                                              -----
Beginning of the Month Total Receivables:                         $9,455,517,627.82
                                                                  -----------------

Removed Principal Receivables:                                                $0.00
                                                                              -----
Removed Finance Charge Receivables:                                           $0.00
                                                                              -----
Removed Total Receivables:                                                    $0.00
                                                                              -----

Additional Principal Receivables:                                             $0.00
                                                                              -----
Additional Finance Charge Receivables:                                        $0.00
                                                                              -----
Additional Total Receivables:                                                 $0.00
                                                                              -----


Discounted Receivables Generated this Period:                                 $0.00
                                                                              -----
Premium Receivables Generated this Period:                                    $0.00
                                                                              -----
End of the Month Principal Receivables:                           $9,342,376,734.31
                                                                  -----------------
End of the Month Finance Charge Receivables:                         $86,246,596.07
                                                                     --------------
End of the Month Discounted Receivables:                                      $0.00
                                                                              -----
End of the Month Premium Receivables:                                         $0.00
                                                                              -----
End of the Month Total Receivables:                               $9,428,623,330.39
                                                                  -----------------

Special Funding Account Balance                                               $0.00
                                                                              -----
Aggregate Invested Amount (all Master Trust Series)               $7,500,000,000.00
                                                                  -----------------

End of the Month Transferor Amount                                  $245,650,231.24
                                                                    ---------------

DELINQUENCIES AND LOSSES ---
                                                                RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                             $92,769,943.58
                                                                     --------------
   61-90 Days Delinquent                                             $57,181,396.86
                                                                     --------------
   91+ Days Delinquent                                              $105,243,095.48
                                                                    ---------------
   Total 31+ Days Delinquent                                        $255,194,435.92
                                                                    ---------------
Defaulted Accounts During the Month                                  $44,927,339.75
                                                                     --------------

INVESTED AMOUNTS ---

Class A Initial Invested Amount                    $870,000,000
                                                   ------------
Class B Initial Invested Amount                     $60,000,000
                                                    -----------
Collateral Initial Invested Amount                  $70,000,000
                                                    -----------
INITIAL INVESTED AMOUNT                                              $1,000,000,000
                                                                     --------------

Class A Invested Amount                         $870,000,000.00
                                                ---------------
Class B Invested Amount                          $60,000,000.00
                                                 --------------
Collateral Invested Amount                       $70,000,000.00
                                                 --------------
INVESTED AMOUNT                                                      $1,000,000,000
                                                                     --------------

Class A Adjusted Invested Amount                $870,000,000.00
                                                ---------------
Class B Adjusted Invested Amount                 $60,000,000.00
                                                 --------------
Collateral Invested Amount                       $70,000,000.00
                                                 --------------
ADJUSTED INVESTED AMOUNT                                             $1,000,000,000
                                                                     --------------

MONTHLY SERVICING FEE                                                 $1,666,666.67
                                                                      -------------

INVESTOR DEFAULT AMOUNT                                               $4,798,200.40
                                                                      -------------

GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                              5.93%
IN GROUP 1                                                                    -----


GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                          $15,038,156.61
                                                                     --------------
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                           $0.00
                                                                              -----
GROUP 1 INVESTOR DEFAULT AMOUNT                                       $4,798,200.40
                                                                      -------------
GROUP 1 INVESTOR MONTHLY FEES                                         $1,666,666.67
                                                                      -------------
GROUP 1 INVESTOR MONTHLY INTEREST                                     $5,271,070.76
                                                                      -------------

SERIES 1995-1 INFORMATION
SERIES 1995-1 ALLOCATION PERCENTAGE                                          13.33%
                                                                             ------
SERIES 1995-1 ALLOCABLE FINANCE CHARGE                               $18,058,498.39
COLLECTIONS                                                          --------------

SERIES 1995-1 ADDITIONAL AMOUNTS                                              $0.00
                                                                              -----
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT                              $5,990,311.97
                                                                      -------------
SERIES 1995-1 MONTHLY FEES                                            $1,666,666.67
                                                                      -------------
SERIES 1995-1 ALLOCABLE PRINCIPAL COLLECTIONS                       $221,273,433.08
                                                                    ---------------
SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT                             $70,000,000.00
                                                                     --------------
FLOATING ALLOCATION PERCENTAGE                                               80.10%
                                                                             ------

INVESTOR FINANCE CHARGE COLLECTIONS                                             $14,464,738.19
                                                                                --------------
INVESTOR DEFAULT AMOUNT                                                          $4,798,200.40
                                                                                 -------------
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                                 $15,039,382.79
                                                                                --------------
PRINCIPAL ALLOCATIONS PERCENTAGE                                                        80.10%
                                                                                        ------
AVAILABLE PRINCIPAL COLLECTIONS                                                $177,238,561.47
                                                                               ---------------

CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                                              87.00%

    Class A Floating Percentage of Reallocated              $13,104,320.62
                                                            --------------
    Investor Finance Charge Collections
    Other Amounts                                                    $0.00
                                                                     -----
TOTAL CLASS A AVAILABLE FUNDS                                                   $13,104,320.62
                                                                                --------------

   Class A Monthly Interest                                  $4,556,866.67
                                                             -------------
   Class A Servicing Fee (if applicable)                             $0.00
                                                                     -----
   Class A Investor Default Amount                           $4,174,434.35
                                                             -------------
TOTAL CLASS A EXCESS SPREAD                                                      $4,373,019.60
                                                                                 -------------
CLASS A REQUIRED AMOUNT                                                                  $0.00
                                                                                         -----
CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                                              6.00%
                                                                                         -----
CLASS B AVAILABLE FUNDS                                                            $902,362.97
                                                                                   -----------
   Class B Monthly Interest                                    $320,666.67
                                                               -----------
   Class B Servicing Fee (if applicable)                             $0.00
                                                                     -----
TOTAL CLASS B EXCESS SPREAD                                                        $581,696.30
                                                                                   -----------
COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                                           7.00%
                                                                                         -----

COLLATERAL AVAILABLE FUNDS                                                       $1,052,756.80
                                                                                  ------------
   Collateral Interest Servicing Fee (if  applicable)                                    $0.00
                                                                                         -----
TOTAL COLLATERAL EXCESS SPREAD                                                   $1,052,756.80
                                                                                 -------------
EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                                              $6,007,472.70
                                                                                 -------------

Excess Spread Applied to Class A Required Amount                              $0.00
                                                                              -----
Excess Spread Applied to Class A Investor Charge                              $0.00
Offs                                                                          -----

Excess Spread Applied to Class B Required Amount                        $287,892.02
                                                                        -----------
Excess Spread Applied to Reductions of Class B                                $0.00
Invested Amount pursuant to clauses (c), (d) and (e)                          -----



Excess Spread Applied to Collateral Monthly                             $371,826.31
Interest                                                                -----------

Excess Spread Applied to Unpaid Monthly                               $1,666,666.67
Servicing Fee                                                         -------------

Excess Spread Applied Collateral Default Amount                         $335,874.03
                                                                        -----------
Excess Spread Applied to Reductions of                                        $0.00
Collateral Invested Amount Pursuant to Clauses                                -----
(c), (d) and (e)

Excess Spread Applied to Reserve Account                                      $0.00
                                                                              -----
Excess Spread Applied to Other Amounts Owed to                                $0.00
Collateral Interest Holder                                                    -----


TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                    $3,345,213.67
                                                                      -------------
EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                             $25,620,560.26
 FOR ALL ALLOCATION SERIES                                           --------------


SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                             $0.00
ALLOCATED TO SERIES 1995-1                                                    -----


Excess Finance Charge Collections Applied to                                  $0.00
Class A Required Amount                                                       -----

Excess Finance Charge Collections Applied to                                  $0.00
Class A Investor Charge Offs                                                  -----

Excess Finance Charge Collections Applied to                                  $0.00
Class B Required Amount                                                       -----

Excess Finance Charge Collections Applied to                                  $0.00
Reductions of Class B Invested Amount Pursuant                                -----
to Clauses (c), (d) and (e)

Excess Finance Charge Collections Applied to                                  $0.00
Collateral Monthly Interest                                                   -----

Excess Finance Charge Collections Applied to                                  $0.00
Unpaid Monthly Servicing Fee                                                  -----

Excess Finance Charge Collections Applied to                                  $0.00
Collateral Default Amount                                                     -----


Excess Finance Charge Collections Applied to                                                                       $0.00
Reductions of Collateral Invested Amount                                                                           -----
Pursuant to Clauses (c), (d) and (e)

Excess Finance Charge Collections Applied to                                                                       $0.00
Reserve Account                                                                                                    -----

Excess Finance Charge Collections Applied to                                                                       $0.00
Other Amounts Owed to Collateral Interest Holder                                                                   -----


YIELD AND BASE RATE---

Base Rate (Current Month)                                                                       8.30%
                                                                                                -----
Base Rate (Prior Month)                                                                         7.91%
                                                                                                -----
Base Rate (Two Months Ago)                                                                      7.71%
                                                                                                -----
THREE MONTH AVERAGE BASE RATE                                                                                      7.97%
                                                                                                                   -----
Series Adj Portfolio Yield (Curr Month)   JUL: (23 posting days / 4 Mondays)                   12.31%
                                                                                               ------
Series Adj Portfolio Yield (Prior Month)  JUN: (21 posting days / 5 Mondays)                   11.82%
                                                                                               ------
Series Adj Port Yield (Two Months Ago)    MAY: (22 posting days / 4 Mondays)                   11.62%
                                                                                               ------
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                                                     11.92%
YIELD                                                                                                             ------


PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                                      87.00%
                                                                                                                  ------
   Class A Principal Collections                                                      $154,197,548.48
                                                                                      ---------------
CLASS B PRINCIPAL PERCENTAGE                                                                                       6.00%
                                                                                                                   -----
   Class B Principal Collections                                                       $10,634,313.69
                                                                                       --------------
COLLATERAL PRINCIPAL PERCENTAGE                                                                                    7.00%
                                                                                                                   -----
   Collateral Principal Collections                                                    $12,406,699.30
                                                                                       --------------
AVAILABLE PRINCIPAL COLLECTIONS                                                       $177,238,561.47
                                                                                      ---------------
REALLOCATED PRINCIPAL COLLECTIONS                                                                                  $0.00
                                                                                                                   -----
SERIES 1995-1 PRINCIPAL SHORTFALL                                                                                  $0.00
                                                                                                                   -----
SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                                                  $0.00
PRINCIPAL SHARING SERIES                                                                                           -----

ACCUMULATION ---

Controlled Accumulation Amount                            $0.00
                                                          -----
Deficit Controlled Accumulation Amount                    $0.00
                                                          -----
CONTROLLED DEPOSIT AMOUNT                                                     $0.00
                                                                              -----
PRINCIPAL FUNDING ACCOUNT BALANCE                                             $0.00
                                                                              -----
SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                     $182,036,761.88
                                                                    ---------------
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                  $0.00
                                                                              -----
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                            $0.00
BY PRINCIPAL PAYMENTS)                                                        -----

REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                               $0.00
THAN BY PRINCIPAL PAYMENTS)                                                   -----


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                       $0.00
                                                                              -----
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                   $0.00
REIMBURSED                                                                    -----


PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                                $0.00
REIMBURSED                                                                    -----



               AT&T UNIVERSAL CARD SERVICES CORP.,
               as Servicer


               By:  ___/s/Tom Donahue
                     Name:  Tom Donahue
                     Title:  Servicing Officer